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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 19, 2000

                           American Realty Trust, Inc.
               (Exact name of registrant as specified in charter)

        Georgia                          1-9948                  54-0697989
(State of other jurisdic-             (Commission              (IRS employer
tion of incorporation)                file number)          identification no.)
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10670 North Central Expressway
Suite 300
Dallas, Texas                                              75231
(Address of principal executive offices)                   (Zip code)


       Registrant's telephone number, including area code: (214) 692-4700


          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS

         On June 19, 2000, American Realty Trust, Inc. (the "Company") issued a press release announcing that it had received margin calls from numerous margin debt holders. The Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference. On the same day, the Company's advisor, Basic Capital
Management, Inc. ("BCM"), which holds a substantial number of shares of common stock in the Company, announced that it had also received margin calls from numerous margin debt holders with respect to its common stock in the Company and in the Company's affiliates, Income Opportunity Realty Investors, Inc.,
Transcontinental Realty Investors, Inc. and with respect to its limited partnership units in National Realty, L.P. The press release of BCM is filed as
Exhibit 99.2 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

        99.1    Press Release dated June 19, 2000

        99.2    Press Release of BCM dated June 19, 2000.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     AMERICAN REALTY TRUST, INC.



                                     By:  /s/ Robert A. Waldman
                                        ---------------------------------------
                                          Robert A. Waldman
                                          Secretary



June 19, 2000







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                                  EXHIBIT INDEX


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
   Exhibit No.                      Description
   -----------                      -----------
      99.1                  Press Release dated June 19, 2000

      99.2                  Press Release of BCM dated June 19, 2000
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